MANAGED ACCOUNT SERIES
BlackRock U.S. Mortgage Portfolio
(the “Fund”)

Supplement dated June 1, 2015 to the Statement of Additional Information dated August 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fee payable by the Fund to BlackRock, the Fund’s investment manager. Accordingly, the Fund’s Statement of Additional Information is amended as follows:

The table entitled “BlackRock U.S. Mortgage Portfolio” following the second paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock U.S. Mortgage Portfolio

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.40%
In excess of $1 billion but not more than $3 billion	0.38%
In excess of $3 billion but not more than $5 billion	0.36%
In excess of $5 billion but not more than $10 billion	0.35%
In excess of $10 billion	0.34%

The following disclosure is added immediately before the third paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements”:

Prior to June 1, 2015, under the terms of the Management Agreement, the Manager was entitled to an annual management fee payable to BlackRock by the BlackRock U.S. Mortgage Portfolio (as a percentage of average daily net assets) as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.46%
In excess of $1 billion but not more than $3 billion	0.43%
In excess of $3 billion but not more than $5 billion	0.41%
In excess of $5 billion but not more than $10 billion	0.40%
In excess of $10 billion	0.39%

Shareholders should retain this Supplement for future reference.

SAI-MASUSM-0615SUP